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                                                                    Exhibit 8(h)

                                     FORM OF
                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT
                                   AMENDED [ ]


FUND                                                  EFFECTIVE DATE
----                                                  --------------

A.  Sweep Funds

Schwab Money Market Fund                              May 1, 1993
Schwab Government Money Fund                          May 1, 1993
Schwab Municipal Money Fund                           May 1, 1993
Schwab California Municipal Money Fund                May 1, 1993
Schwab US Treasury Money Fund                         May 1, 1993
Schwab New York Municipal Money Fund                  November 10, 1994
Schwab Government Cash Reserves Fund                  October 20, 1997
Schwab New Jersey Municipal Money Fund                January 20, 1998
Schwab Pennsylvania Municipal Money Fund              January 20, 1998

B.  Other Funds

Schwab Value Advantage Money Fund                     May 1, 1993
Schwab Institutional Advantage Money Fund             May 1, 1993
Schwab Retirement Money Fund                          November 26, 1993


                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:    _____________________________________
                                    Name:  William J. Klipp
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    _____________________________________
                                    Name:  Colleen M. Hummer
                                    Title: Senior Vice President
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                                                                    Exhibit 8(h)

                                     FORM OF
                               AMENDED SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

     FUND                                       FEE
     ----                                       ---

A.   Sweep Funds

     Schwab Money Market Fund                   An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab Government Money Fund               An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab Municipal Money Fund                An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab California Municipal Money Fund     An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab US Treasury Money Fund              An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab New York Municipal Money Fund       An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab Government Cash Reserves Fund       An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab New Jersey Municipal Money Fund     An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab Pennsylvania Municipal Money Fund   An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

B.   Other Funds

     Schwab Value Advantage Money Fund          An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets

     Schwab Institutional Advantage Money Fund  An annual fee, payable monthly, of twenty one-
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                                                hundredths of one percent (.20%)
                                                of the Fund's average daily net
                                                assets

     Schwab Retirement Money Fund               An annual fee, payable monthly,
                                                of twenty one-hundredths of one
                                                percent (.20%) of the Fund's
                                                average daily net assets



                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:    _____________________________________
                                    Name:  William J. Klipp
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    _____________________________________
                                    Name:  Colleen M. Hummer
                                    Title: Senior Vice President